Exhibit 99.1

Independent Accountant’s Report

on Applying Agreed-Upon Procedures

To the Board of Directors and Management

Westlake Services, LLC, dba Westlake Financial Services

4751 Wilshire Blvd., Suite 100

Los Angeles, CA 90010

And

Wells Fargo Securities, LLC

550 South Tryon St., Fifth Floor

Charlotte, NC 28202

And

Credit Suisse Securities (USA) LLC

11 Madison Ave.

New York, NY 10010

And

SMBC Nikko Securities America, Inc.

277 Park Ave.

New York, NY 10172

Ladies and Gentlemen:

We have performed the procedures enumerated below, which were agreed to by Westlake Services, LLC, dba Westlake Financial Services (referred to herein as the Company or Responsible Party), Wells Fargo Securities, LLC, Credit Suisse Securities (USA) LLC and SMBC Nikko Securities America, Inc. (together with the Company, the Specified Parties), related to their evaluation of certain information with respect to a portfolio of automobile secured receivables in connection with the issuance of automobile receivable-backed notes by Westlake Automobile Receivables Trust 2019-3 (the Proposed Transaction) in accordance with the Preliminary Offering Memorandum expected to be dated on or around October 7, 2019. The Company’s management is responsible for certain records and transactions of the Company for the purpose of assisting the Specified Parties in comparing Specified Attributes to source documents as listed in Appendix A in connection with the Proposed Transaction.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

For the purpose of this report:

(i)           The computer-generated Loan Data File provided by the Company in a standard Microsoft Excel format containing information relating to the Proposed Transaction shall be herein referred to as the “Loan Data File”;

(ii)        The fields in the Loan Data File, as listed in Appendix A, shall be herein referred to as “Specified Attributes”;

(iii)     The term “Automobile Loan Contract” means automobile installment sales contracts secured by new or used automobiles;

(iv)    The term “Automobile Loan Contract File” means any file containing the installment sales contract, evidence of title and credit application;

(v)       The term “Obligor” means the borrower(s) stated on the installment sales contract; and

(vi)    The term “Customer Service Screen” refers to a screen image that the Company’s management represented as information from the Company’s contract accounting system.

The procedures we performed and the associated findings are as follows:

Agreed-Upon Procedures and Findings

On September 11, 2019, the Company provided us with the Loan Data File containing 100,125 individual customer loans (herein referred to as the Underlying Assets) as of August 31, 2019, which represent the entire population of the Underlying Assets in the Proposed Transaction. We were instructed by the Specified Parties to select a random sample of the Underlying Assets and perform certain agreed-upon procedures on the Underlying Assets in the Loan Data File.

Through September 23, 2019, the Company provided us with certain documentation (the Source Documents as listed in Appendix A) related to the random sample of 150 customer loans included in the Underlying Assets (the Sample).

For each selection in the Sample, we compared the Specified Attributes to the corresponding Source Documents for Specified Attributes 1 through 14.

We recalculated the Original Maturity Date (Specified Attribute 7) as reflected in the Loan Data File based on the term of the Automobile Loan Contract (Contract) and the due date of the first payment as reflected in the Contract. Based on our review of the Customer Service Screen, if the loan experienced a first payment due date change, we recalculated the Original Maturity Date as reflected in the Loan Data File based on the term of the Automobile Loan Contract and then changed the due date of the first payment as reflected in the Customer Service Screen.

We recalculated the Current Remaining Term (Specified Attribute 14) as reflected in the Loan Data File based on the difference in the number of months between the current maturity date as reflected in the Loan Data File and August 31, 2019 (the as-of date of the Specified Attributes in the Loan Data File). Based on our review of the Customer Service Screen, if the loan experienced an extension, additional or delinquent payments, we recalculated the Current Remaining Term based on the difference in the number of months between the current maturity date as reflected in the Loan Data File and August 31, 2019, plus extensions or delinquent payments and/or less additional payments.

We compared the manufacturer of the vehicle, whether it was new or used, and the vehicle identification number (Specified Attributes 9, 11 and 12) on the Title Document to the Customer Service Screen and the Loan Data File. We also compare the vehicle segment (Specified Attribute 10) in the Loan Data File to the 2019 .Vehicle_Make_and_Type_Mapping.xls electronic file that was provided by the Company.

At the instruction of the Specified Parties, for purposes of our procedures:

•                  With respect to Specified Attribute 1, the Specified Parties informed us that variations in the name of the customer related to spelling, abbreviation or truncation were deemed acceptable and would not be reported as findings;

•                  With respect to Specified Attribute 2, we compared the contract identification number from the Loan Data File to the Customer Service Screen;

•                  The term “Title Document” means, with respect to any automobile, an original certificate of title, lien or other notification (electronic or otherwise) used by the Registrar of Titles in the State of California, or its equivalent of the applicable state, to a secured party that indicates the lien of the secured party on the vehicle is recorded on the original certificate of title. Electronic Title Documents are certificates generated using Dealertrack, the Company’s third-party software program that allows Internet access to the Department of Motor Vehicles records for various states. The Company informed us that certain states do not provide a Title Document of the lienholder. For those states, we sighted the application for the Title Document that was submitted to the appropriate state or sighted the results of the online Title Document record request from the Bureau of Motor Vehicles of the applicable state;

•                  With respect to Specified Attributes 4 and 5, there was one instance where the monthly payment and APR from the Loan Data File did not agree to the Automobile Loan Contract. Management represented to us that these terms had been corrected after the initial Automobile Loan Contract being executed. For this instance, we reviewed a letter from the Company addressed to the borrower showing the updated APR and monthly payment that agreed to the Loan Data File. This executed letter was dated no later than 10 days from the date of the original executed Automobile Loan Contract.

•                  With respect to Specified Attribute 11, for the Contracts that did not include an indication of whether or not the vehicle was new or used, we compared the new or used status to the odometer reading on the Title Document or the Odometer Disclosure Statement to determine if the vehicle was new or used. In addition, we were instructed by the Company for the Contracts that did not include the new or used status on the Contract, the Title Document or the Odometer Disclosure Statement, the term “new vehicle” refers to a vehicle with miles less than 100 and the term “used vehicle” refers to a vehicle with miles greater than or equal to 100; and

•                  With respect to Specified Attribute 13, there were instances in which the Obligor state on the installment sale contract did not agree to the Loan Data File due to the Obligor subsequently moving residences to another state and the Company updating to the new address that is reflected in the Loan Data File. For these instances, we reviewed the Customer Service Screen showing the Obligor request for address change that corresponds with the Obligor state within the Loan Data File, noting no exceptions. It was agreed to by the Specified Parties that these instances would not be reported as findings.

In addition to the procedures described above, for the Sample, we observed the presence or noted the following:

•                  Signed credit application, electronic or physical copy;

•                  Signed Contract, electronic or physical copy;

•                  Title Document, electronic or physical copy; and

•                  The security interest of “Westlake Financial Services,” the Company’s full legal name, is indicated on the Title Document. Per the instruction of the Company, variations due to spelling, abbreviation or truncation of the full legal name were deemed acceptable.

The Contracts and Contract Files described above, including any information obtained from the indicated systems, and any other related documents used in support of the Specified Attributes were provided to us by representatives of the Company (collectively referred to hereinafter as the Receivable Documents). We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Receivable Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data-imaged facsimiles or photocopies of the Receivable Documents. In addition, we make no representations as to whether the Receivable Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the Sample.

Agreed-Upon Procedures Findings

The results of the foregoing procedures indicated that the Specified Attributes were found to be in agreement with the above mentioned Receivable Documents, except as described in Appendix B. Supplemental information related to the findings is contained in Appendix C.

RSM US LLP (RSM) should not be regarded as having in any way warranted or given any assurance as to:

•                  The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party or any other party for the purposes of RSM performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, ratios, percentages or other relationships in the information included in the data provided to us. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you;

•                  The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

•                  The value of collateral securing such assets;

•                  The physical existence or ownership of the assets being securitized; and

•                  The compliance of the originator of the assets with federal, state and local laws and regulations.

The engagement, procedures and report were not intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

We have not performed any procedures with respect to the fair value of the notes being offered in the Proposed Transaction and RSM expresses no opinion on the current value of these notes. RSM should not be regarded as having performed any procedures other than those detailed in this report.

We should not be regarded as having in any way warranted or given any assurance as to whether or not the information included in the Loan Data File or any other Source Document is sufficient to comply with any applicable laws and regulations, including, but not limited to, Regulation AB of the Securities and Exchange Commission. We did not perform any procedures to determine whether the Responsible Party or the sponsor of the Proposed Transaction is in compliance with any applicable laws and regulations, including, but not limited to, Regulation AB of the Securities and Exchange Commission.

We performed no procedures with respect to any terms or requirements of the Loan Data File that do not appear in the exhibits, and accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the agreed-upon procedures noted herein and therefore make no representations regarding the adequacy of any disclosures related to the Proposed Transaction or whether any material facts have been omitted from the information provided by the Responsible Party.

We make no representation as to the (i) actual characteristics or existence of the underlying documents or data composing the Automobile Loan Contracts underlying the Loan Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence of ownership of the Automobile Loan Contracts, or (iii) reasonableness of any of the aforementioned assumptions or information. The procedures performed were applied based on assumptions and information provided to us by the Specified Parties, without verification or evaluation of such assumptions, documents and information by us.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. The information provided by the Responsible Party is the responsibility of the Company.

We were not engaged to and did not conduct an (i) audit in accordance with generally accepted auditing standards, or an (ii) examination or a review conducted in accordance with the attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or limited assurance on the accompanying information. Accordingly, we do not express such an opinion or conclusion, limited assurance, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you. We have no responsibility to update this report for events or circumstances occurring after the date of this report.

This report is intended solely for the information and use of the Board of Directors and management of the Company, and the other Specified Parties, and is not intended to be, and should not be, used by anyone other than these specified parties.

Los Angeles, California

October 1, 2019

Appendix A—Specified Attributes and Source Documents

Number	Specified Attribute	Source Documents
1	First and last name of customer	Automobile loan contract, Title Document
2	Contract identification number	Automobile loan contract
3	Amount financed	Automobile loan contract
4	Monthly payment	Automobile loan contract
5	Annual Percentage Rate (APR)	Automobile loan contract
6	Required first payment date	Automobile loan contract
7	Original maturity date	Automobile loan contract
8	Dealer state	Automobile loan contract
9	Vehicle make	Automobile loan contract, Title Document
10	Vehicle segment	2019 .Vehicle_Make_and_Type_Mapping.xls (electronic file provided by the Company)
11	Vehicle new or used	Automobile loan contract, Title Document, Odometer Disclosure Statement
12	Vehicle identification number	Automobile loan contract, Title Document
13	Customer state	Automobile loan contract
14	Current remaining term	Automobile loan contract

Appendix B—Exceptions

In applying our agreed-upon procedures as outlined above, we noted the following:

Description
Number	Exception Description

1	For two accounts, or approximately 1% of 150 accounts selected, the remaining term per the Loan Data File did not agree to the amount recalculated by RSM.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C—Supplemental Information Related to the Findings Set Forth in Appendix B

Exception	Sample
Description	Contract	Remaining Term	Remaining Term
Number	Number	Per Loan Data File	RSM Recalculated
1	[Redacted]	72	71
2	[Redacted]	53	52